Fees Summary	Jan. 27, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 8,534,150.00
Previously Paid Amount	2,748.23
Total Fee Amount	1,178.56
Total Offset Amount	0.00
Net Fee	$ 0.00